Exhibit 99.1

Nanometrics and Rudolph Announce Merger Agreement To Create a Premier Semiconductor Process Control

Company

Complementary products and increased scale will benefit consolidated customer base

Combination increases served available market (SAM) opportunity to approximately $3B

Global Scale: accelerates R&D in complementary competencies while increasing worldwide customer presence to support leading customers – from wafer fabrication through final device packaging

Expected to generate at least $20M of annual cost synergies

MILPITAS, Calif. and WILMINGTON, Mass. – June 24, 2019 – Nanometrics Incorporated (NASDAQ: NANO), a leading provider of advanced process control metrology and software analytics, and Rudolph Technologies, Inc. (NYSE: RTEC), a leading provider of semiconductor process control systems, lithography equipment, and software for wafer fabs and advanced packaging facilities, today announced that they have agreed to combine in an all-stock merger of equals transaction. The merged company will be a premier end-to-end metrology, inspection, process control software, and lithography equipment provider for the semiconductor industry and other advanced markets.

Under the terms of the agreement, which was unanimously approved by the Boards of Directors of both companies, Rudolph stockholders will receive 0.8042 shares of Nanometrics common stock for each Rudolph share. Upon completion of the merger, current Nanometrics stockholders will own approximately 50% and current Rudolph stockholders will own approximately 50% of the combined company.

Rudolph CEO Michael Plisinski will serve as Chief Executive Officer and Rudolph CFO Steven Roth will serve as Chief Financial Officer of the combined company, alongside a highly experienced leadership team comprised of executives from both companies. The Board of Directors will be led by Nanometrics director Christopher Seams and will have 12 directors, consisting of six from each existing Board. The combined company will be headquartered in Wilmington, Massachusetts and will maintain a strong presence at Nanometrics’ headquarters in Milpitas, California.

Nanometrics President and Chief Executive Officer, Pierre-Yves Lesaicherre said, “Nanometrics has a long history of innovation in the field of optical metrology, pioneering the use of scatterometry for semiconductor process control. In recent years, we have established a strong position in optical critical dimension metrology, enabling the ramp of advanced technology nodes by each of the major semiconductor manufacturers worldwide. Our merger announced today with Rudolph marks the culmination of our respective businesses’ growth, diversification, and increased scale. We believe the combined global support organizations, technology development teams and product portfolio will create a unique, end-to-end solution provider across the entire semiconductor fabrication process. The combined company will be able to provide improved device yield at reduced manufacturing cycle time, supporting the accelerated product life cycles in the semiconductor and other advanced markets.”

Rudolph Chief Executive Officer, Michael Plisinski added, “This strategic transaction brings together two successful and complementary teams and product portfolios. Nanometrics’ metrology portfolio is a strong strategic fit with Rudolph’s current diversified product lines including software, inspection, metrology, and lithography. Our current set of products has already created integrated solutions for the advanced packaging market, and we expect to develop new integrated solutions for customers as we are able to draw from an even larger set of products in the future. Our customers are consolidating and rapidly innovating across the complete value chain from front-end fabrication to packaging. Bringing these two successful and complementary teams together enables us to solve our customers’ high-value problems in the years ahead. We look forward to joining forces to leverage our respective strengths and talented teams to benefit all stakeholders.”

Key Strategic and Financial Benefits

The merger joins together two highly complementary, leading semiconductor inspection and metrology companies. Investors, customers, employees and all constituents are expected to benefit from:

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Complementary Products: Nanometrics and Rudolph have highly complementary portfolios. By bringing together front-end metrology with inspection solutions, the new company will have the opportunity to offer more comprehensive process control solutions to the world’s leading semiconductor device manufacturers. These served markets are also complementary, as the combined product portfolio provides tools and software to customers producing advanced nodes and specialty devices in the front-end along with advanced packaging in the back-end. As customers continue to invest in more advanced process control solutions, the combined technology portfolio and established channels to these markets is expected to accelerate the ability to serve both front-end and back-end markets.

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Increases Served Markets: Each company currently has a semiconductor industry SAM of at least $1B, with additional SAM expansion opportunities of $400M to $500M per company. The combination is expected to expand the companies’ served market opportunity to approximately $3B. With each company’s capabilities in their respective served markets, the combination is expected to strengthen the combined team’s opportunity to grow their share of the combined SAM and invest in future expansions.

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Global Scale: The combined company will have broader, global scale enabling it to better invest, compete, and provide innovative services to the customer base. The combined company will have worldwide locations and facilities across the U.S., China, Europe, Japan, South Korea, Singapore and Taiwan, including a strong combined team worldwide. Nanometrics and Rudolph had in the aggregate approximately $600 million in revenue and $118 million in operating income based on 2018 results. In addition, at the end of the first calendar quarter, the companies had in the aggregate cash and marketable securities totaling $319 million, working capital of $526 million and no debt.

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Strong Cash Generation: In 2017 and 2018 the companies generated a combined $223 million in cash flows from operating activities. The combination is expected to enhance the free cash flow generation of the combined enterprise, resulting in a stronger cash position to enable strategic capital deployment in order to further increase shareholder value.

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Increased Shareholder Value: The combined company is expected to drive long-term shareholder value through cost synergies and revenue growth opportunities. Annual cost synergies of at least $20 million are expected, primarily from elimination of duplicate public company costs, elimination of redundant facility leases, and other general administration areas. The companies expect additional potential upside from revenue synergies through cross-selling and software modules.

Timing and Approvals

The transaction is expected to close in the second half of 2019, subject to the completion of customary closing conditions, including receipt of regulatory approvals, and approval by the stockholders of each company.

Advisors

Barclays is serving as exclusive financial advisor to Nanometrics and Cooley LLP is serving as legal counsel. Morgan Stanley & Co. LLC is serving as exclusive financial advisor to Rudolph and WilmerHale LLP is serving as legal counsel.

Joint Conference Call and Webcast Information

A joint conference call and webcast will be held today at 8:30 AM ET to discuss this announcement. The conference call can be accessed by dialing (866) 547-1509 within the U.S. and (920) 663-6208 for all other locations. The live webcast, along with the related presentation, will be available to interested parties via Rudolph’s IR website at investors.rudolphtech.com and Nanometrics’ IR website at investor.nanometrics.com. A replay of the webcast will be available following the call. To access the replay, please dial (800) 585-8367 within the U.S. or (404) 537-3406 for all other locations. The Conference ID for the conference call and replay is 7362935.

About Nanometrics

Nanometrics is a leading provider of advanced, high-performance process control metrology and inspection solutions used primarily in the semiconductor manufacturing industry, as well as in the fabrication of other solid-state devices and components in the optoelectronic, LED and storage industries, and more recently in the industrial, aerospace and scientific research markets. Nanometrics’ process control solutions include automated and integrated metrology systems as well as software and analytics that measure and monitor key elements of device performance and yield, such as critical dimensions, device structures, surface shape and profile, overall topography and various thin film properties, including three-dimensional features and film thickness, as well as the optical, electrical and material properties of various substrates, devices and components. Nanometrics’ solutions enable advanced process control for device manufacturers, providing improved device yield at reduced manufacturing cycle time, supporting the accelerated product life cycles in the semiconductor and other advanced markets. The company maintains its headquarters in Milpitas, California, with sales and service offices worldwide. Nanometrics is traded on Nasdaq Global Select Market under the symbol NANO. Nanometrics’ website is http://www.nanometrics.com.

About Rudolph

Rudolph Technologies, Inc. is a leader in the design, development, manufacture and support of defect inspection, lithography, process control metrology, and process control software used by semiconductor and advanced packaging device manufacturers worldwide. Rudolph delivers comprehensive solutions throughout the fab with its families of proprietary products that provide critical yield-enhancing information, enabling microelectronic device manufacturers to drive down costs and time to market of their devices. Headquartered in Wilmington, Massachusetts, Rudolph supports its customers with a worldwide sales and service organization. Additional information can be found on the Company’s website at www.rudolphtech.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the control of Nanometrics Incorporated (“Nanometrics”) and Rudolph Technologies, Inc. (“Rudolph”). Statements in this communication regarding Nanometrics, Rudolph, or the proposed business combination between Nanometrics and Rudolph (the “Proposed Transaction”) that are forward-looking, including statements regarding the anticipated benefits of the Proposed Transaction, the impact of the Proposed Transaction on Nanometrics’ and Rudolph’s employees, business and future financial and operating results, the amount and timing of synergies from the Proposed Transaction, and the closing date for the Proposed Transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Nanometrics’ and Rudolph’s control. These factors and risks include, but are not limited to, (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Nanometrics’ and Rudolph’s products and solutions; (ii) the ability of Nanometrics or Rudolph to meet rapid demand shifts; (iii) the ability of Nanometrics or Rudolph to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) the companies’ concentrated customer bases; (v) the ability of Nanometrics or Rudolph to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability of Nanometrics or Rudolph to protect and enforce intellectual property rights; (vii) operational, political and legal risks of Nanometrics’ and Rudolph’s international operations; (viii) the increasing complexity of certain manufacturing processes; (ix) raw material shortages and price increases; (x) changes in government regulations of the countries in which Nanometrics and Rudolph operate; (xi) the fluctuation of currency exchange rates; (xii) fluctuations in the market price of Nanometrics’ stock; and (xiii) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability of the companies’ to integrate their respective businesses promptly and effectively and to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the companies’ ability to obtain the approval of the Proposed Transaction by their respective stockholders and the timing of the closing of the Proposed Transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the Proposed Transaction to close for any other reason; the risk that a consent or authorization that may be required for the Proposed Transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the Proposed Transaction; and the diversion of management time in connection with the Proposed Transaction. For a more detailed discussion of such risks and other factors, see Nanometrics’ and Rudolph’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risks Factors” in Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, filed on February 25, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 15, 2019 and in any other subsequently filed periodic reports or other filings of the companies with the SEC, each as available on the SEC website at www.sec.gov or investor.nanometrics.com or investors.rudolphtech.com. Neither Nanometrics or Rudolph assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to the Proposed Transaction. In connection with the Proposed Transaction, Nanometrics intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Nanometrics and Rudolph that also constitutes a prospectus of Nanometrics. Each of Nanometrics and Rudolph also plan to file other relevant documents with the SEC regarding the Proposed Transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Nanometrics and Rudolph. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Nanometrics and Rudolph, once such documents are filed with the SEC through SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Nanometrics will be available free of charge on Nanometrics’ website at investor.nanometrics.com or by contacting Nanometrics’ Investor Relations Department by email at ir@nanometrics.com or by phone at (530) 265-9899. Copies of the documents filed with the SEC by Rudolph will be available free of charge on Rudolph’s website at investors.rudolphtech.com or by contacting Rudolph’s Investor Relations Department by email at investors@rudolphtech.com or by phone at (978) 253-6200.

Participants in the Solicitation

Nanometrics, Rudolph and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of Nanometrics is set forth in Nanometrics’ proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 3, 2019, and Nanometrics’ Annual Report on Form 10-K for the fiscal year ended December 29, 2018, which was filed with the SEC on February 25, 2019. Information about the directors and executive officers of Rudolph is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 2, 2019, and Rudolph’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Nanometrics or Rudolph using the sources indicated above.

Nanometrics Contacts

Greg Swyt

Vice President, Finance

(408) 545-6008

ir@nanometrics.com

Claire McAdams

(530) 265-9899

claire@headgatepartners.com

Rudolph Contacts

Michael Sheaffer

(978) 253-6273

mike.sheaffer@rudolphtech.com

Emily Claffey/Julie Rudnick/Fiona Tessitore

Sard Verbinnen & Co

(212) 687-8080